Exhibit 10.7

EXERCISE AND REGISTRATION RIGHTS AGREEMENT

This Exercise and Registration Rights Agreement (the “Agreement”) is entered on August 21, 2025 by and between Turbogen Ltd., CR#5 15086056 of Efal 22, Petah Tikva, Israel (the “Company”), and Mr. Alex Katz (the “Holder”).

WHEREAS, the Company and the Holder are parties to two (2) Share and Options Issuance Agreements, both dated December 25, 2024 (the “Issuance Agreements”), according to each, inter-alia, Holder has been granted with options to purchase Ordinary Shares of the Company, under the terms prescribed therein (collectively the “Options”); and,

WHEREAS, the Holder agrees and undertakes, subject to the herein terms, to exercise all outstanding Options no later than the second business day following the date on which the Company informed the Holder that the Company has received a listing approval letter from the Nasdaq Stock Market, irrespective of any exercise periods (longer or shorter) specified in the respective Issuance Agreement (the “Mandatory Exercise Date”); and,

WHEREAS, in consideration of Holder’s performance of its undertakings herein, subject to receipt of all corporate approvals and the herein terms, the Company agrees to grant Holder with certain registration rights concerning the Ordinary Shares of the Company underlying the outstanding Options on the date hereof (the “Underlying Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.	Mandatory Exercise

1.1	Holder shall, by the Mandatory Exercise Date, exercise all outstanding Options, in accordance with the other respective terms of the Issuance Agreements and the terms herein (the “Exercise Undertaking”).

1.2	Notwithstanding the Issuance Agreement, since the Mandatory Exercise Date might not take place prior to the lapse of the respective exercise period(s) prescribed in the applicable Issuance Agreement, then such exercise period is hereby amended, such that the applicable exercise period shall lapse at the later of: (i) as prescribed in the respective Issuance Agreement, or (ii) 11:59pm EST on the Mandatory Exercise Date.

2.	Registration Rights

In consideration of the full and timely performance by Holder of the Exercise Undertaking:

2.1	Following the Mandatory Exercise Date, the Company shall prepare and file with the United States Securities and Exchange Commission (the “Commission”), a registration statement for covering the Holder’s resale of the Underlying Shares (the “Registration Statement”).

2.2	The Company shall use its commercially best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), as promptly as possible after the filing thereof and shall use its commercially best efforts to keep such Registration Statement, with respect to Holder’s Underlying Shares, continuously effective under the Securities Act until the earlier to occur of (i) the 2nd anniversary from the date on which the Registration Statement first became effective, (ii) the date on which Holder may sell the Underlying Shares then held in compliance with Rule 144, or (iii) all Underlying Shares covered by the Registration Statement have been sold by Holder. “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

3.	Transfer Restrictions

3.1	Holder understands that the Underlying Shares may only be disposed of in compliance with Israeli corporate and securities laws, and following the Mandatory Exercise Date, in connection with any transfer of Underlying Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act.

3.2	The Holder agrees to the imprinting, so long as is required by either Israeli or United States law, of a legend on any of the Underlying Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

4.	General

4.1	The effectiveness of this Agreement is contingent upon Company securing all requisite corporate approvals (including shareholder approval).

4.2	This Agreement constitutes the entire understanding between the parties with respect to the matters referred to herein. This Agreement may not be amended or modified, except by the written consent of both parties hereto. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof.

4.3	All other terms of the Issuance Agreements shall continue to apply, mutatis-mutandis. In case of any controversy between the terms of the Issuance Agreements and this Agreement, the latter shall govern and prevail.

4.4	This Agreement shall be governed by the laws of the State of Israel, and the courts of Tel-Aviv-Jaffa shall have exclusive jurisdiction over the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

/s/ Dov Fridman		/s/ Alex Katz
Turbogen Ltd.		Mr. Alex Katz
By:	Dov Fridman
Title:	Director